Exhibit 3.57

Control No. **K014974**

STATE OF GEORGIA

Secretary of State

Certified Copy

I, Brian P. Kemp, Secretary of the State of Georgia, do hereby certify under the seal of my office that the attached documents are true and correct copies of documents filed under the name of

FIDELITY NATIONAL E-BANKING SERVICES, INC.

Domestic Profit Corporation

Said entity was formed in the jurisdiction set forth above and has filed in the Office of Secretary of State on the 8th day of August, 1990 its certificate of limited partnership, articles of incorporation, articles of association, articles of organization or application for certificate of authority to transact business in Georgia. This Certificate is issued pursuant to Title 14 of the Official Code of Georgia Annotated and is prima-facie evidence of the existence or nonexistence of the facts stated herein.

Brian P. Kemp
Secretary of State

Certification Number: 5992282-1 Reference:
Verify this certificate online at http://corp.sos.state.ga.us/corp/soskb/verify.asp

Control No: K014974 Date Filed: 05/08/2006 12:00 AM Cathy Cox Secretary of State

Control No. K014974

STATE OF GEORGIA

Secretary of State

Corporations Division

315 West Tower

#2 Martin Luther King, Jr. Dr.

Atlanta, Georgia 30334-1530

CERTIFICATE

OF

AMENDMENT

NAME CHANGE

I, Cathy Cox, the Secretary of State and the Corporations Commissioner of the State of Georgia, hereby certify under the seal of my office that

CERTEGY E-BANKING SERVICES, INC.

a Domestic Profit Corporation

has filed articles/certificate of amendment in the Office of the Secretary of State changing its name to

FIDELITY NATIONAL E-BANKING SERVICES, INC.

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles/ certificate of amendment.

WITNESS my hand and official seal of the City of Atlanta and the State of Georgia on May 8, 2006

STATE OF GEORGIA [SEAL]

Cathy Cox
Secretary of State

Control No: K014974 Date Filed: 05/08/2006 12:00 AM Cathy Cox Secretary of State

ARTICLES OF AMENDMENT

OF

CERTEGY E-BANKING SERVICES, INC.

Pursuant to the provisions of O.C.G.A. Section 14-2-1001, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.

The name of the Corporation is Certegy. E-Banking Services, Inc. The Corporation was incorporated on June 22, 2001 and assigned Control Number K014974.

2.

Resolutions approving the amendment to change the name of the Corporation from Certegy E-Banking Services, Inc. to Fidelity National E-Banking Services, Inc. were duly adopted by written consent of the Board of Directors of the Corporation on May 1, 2006, without shareholder action. Pursuant to O.C.G.A. Section 14-2-1002, shareholder action with respect to the amendment was not required.

3.

The name of the Corporation is hereby changed from Certegy E-Banking Services, Inc. to Fidelity National E-Banking Services, Inc.

4.

The Articles of Incorporation of the Corporation are amended by deleting Article I in its entirety and inserting in lieu thereof the following Article I:

“I.

The name of the Corporation is:

Fidelity National E-Banking Services, Inc.”

Pursuant to O.C.G.A. Section 14-2-1006.1, the Corporation has complied with all requirements for publication of a notice of change of corporate name and payment therefor has been made.

State of Georgia Name Change 2 Page(s) T0614324012

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed by its duly authorized officer this 4th day of May, 2006.

Certegy E-Banking Services, Inc. hereafter to be known as: Fidelity National E-Banking Services, Inc.

By:
Michael L. Gravelle, Senior Vice President, General Counsel and Assistant Secretary

SECRETARY OF STATE 2006 JUN 15 A 10:55 CORPORATIONS DIVISION	SECRETARY OF STATE 2006 MAY-8 A 11:18 CORPORATIONS DIVISION

STATE OF GEORGIA [SEAL]

OFFICE OF

INSURANCE AND SAFETY FIRE COMMISSIONER

JOHN W. OXENDINE COMMISSIONER OF INSURANCE SAFETY FIRE COMMISSIONER INDUSTRIAL LOAN COMMISSIONER COMPTROLLER GENERAL	June 12, 2006	SEVENTH FLOOR, WEST TOWER FLOYD BUILDING 2 MARTIN LUTHER KING, JR., DRIVE ATLANTA, GEORGIA 30334 (404) 656-2056 TDD# (404) 656-4031 www.gainsurance.org

Marcia Glick

Vice President and Asst. Secretary

Fidelity National Information Services

601 Riverside Ave.

Jacksonville, FL 32204

RE:	Name Approval

Dear Sir or Madam:

We are in receipt of your letter, wherein a name approval was requested. The approval of this commission is hereby granted for use of the name:

“FIDELITY NATIONAL E-BANKING SERVICES, INC.”

This is not meant to imply that this name is available to you. That assurance can come only from the Secretary of State.

Sincerely

Kimberly Raper Financial Analyst Regulatory Services Division

THE OFFICE OF INSURANCE AND SAFETY FIRE COMMISSIONER DOES NOT DISCRIMINATE ON THE BASIS OF RACE, COLOR, NATIONAL ORIGIN, SEX, RELIGION, AGE OR DISABILITY IN EMPLOYMENT OR THE PROVISION OF PROGRAMS OR SERVICES

06-14-2006 10:23 From-INSURANCE AND SAFETY FIRE COMMISSIONER 4046577743 T-038 P.010/010 F-274

Secretary of State Corporations Division 315 West Tower #2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530	DOCKET NUMBER	:	033430329
	CONTROL NUMBER	:	K014974
	EFFECTIVE DATE	:	12/31/2003
	REFERENCE	:	0045
	PRINT DATE	:	12/30/2003
	FORM NUMBER	:	411

CSC NETWORKS, INC.

DAVID HOLCOMB #310

900 OLD ROSWELL LAKES PKWY.

ROSWELL GA 30076

CERTIFICATE OF MERGER

I, Cathy Cox, the Secretary of State of the Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, ettective as of the date shown above. Attached is a true and correct copy of the said filing.

Surviving Entity:

CERTEGY E-BANKING SERVICES, INC., A GEORGIA CORPORATION

Nonsurviving Entity/Entities:

DOWN ACQUISITION CORPORATION, A GEORGIA CORPORATION

STATE OF GEORGIA [SEAL]
CATHY COX
SECRETARY OF STATE

ARTICLES OF MERGER

OF

DOWN ACQUISITION CORPORATION

INTO

CERTEGY E-BANKING SERVICES, INC.

To the Secretary of State

State of Georgia

Pursuant to the provisions of the Georgia Business Corporation Code, the domestic parent business corporation hereinafter named does hereby adopt the following Articles of Merger.

1. The name of the subsidiary corporation, which is a business corporation organized under the laws of the State of Georgia, is Down Acquisition Corporation.

2. The name of the parent corporation, which is a business corporation organized under the laws of the State of Georgia, is Certegy E-Banking Services, Inc.

3. The number of outstanding shares of Down Acquisition Corporation is 1,000, all of which are one class, and all of which are owned by Certegy E-Banking Services, Inc.

4. The following is the Plan of Merger for merging Down Acquisition Corporation into Certegy E-Banking Services, Inc., as approved by resolution of the Board of Directors of Certegy E-Banking Services, Inc.

“1. Certegy E-Banking Services, Inc., which is a business corporation of the State of Georgia and is the owner of all of the outstanding shares of Down Acquisition Corporation, which is also a business corporation of the State of Georgia, hereby merges Down Acquisition Corporation into Certegy E-Banking Services, Inc. pursuant to the provisions of the ‘Georgia Business Corporation Code.

“2. The separate existence of Down Acquisition Corporation shall cease at the time the merger takes effect pursuant to the provisions of the Georgia Business Corporation Code; and Certegy E-Banking Services, Inc. shall continue its existence as the surviving corporation pursuant to the provisions of the Georgia Business Corporation Code.

“3. The articles, of incorporation of Certegy E-Banking Services, Inc. are not amended in any respect by this Plan of Merger.

“4. The issued shares of Down Acquisition Corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the time the merger takes effect shall be surrendered and extinguished.

“5. Each share of Certegy E-Banking Services, Inc. outstanding immediately prior to the time the merger takes effect is to be an identical outstanding or treasury or unissued share of Certegy E-Banking Services, Inc.

“6. No shares of Certegy E-Banking Services, Inc. and no shares, securities, or obligations convertible into such shares are to be issued or delivered under this Plan of Merger.

“7. The Board of Directors and the proper officers of Certegy E-Banking Services, Inc. are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.”

5. Certegy E-Banking Services, Inc. in its capacity as the holder of all of the outstanding shares of Down Acquisition Corporation waived the mailing of a copy of the Plan of Merger to Certegy E-Banking Services, Inc. otherwise provided for under the provisions of Section 14-2-1104 of the Georgia Business Corporation Code.

6. Shareholder approval was not required.

7. This Article constitutes an undertaking by the corporation that the request for publication of a notice of filing these Articles of Merger and payment therefore will be made as required by subsection (b) of Section 14-2-1005.1 of the Georgia Business Corporation Code.

8. The merger herein provided for shall take effect at 12:59 PM on December 31, 2003.

Date: November 17, 2003

CERTEGY E-BANKING SERVICES, INC.

By:
Walter M. Korchun
Vice President and Secretary

Secretary of State Corporations Division 315 West Tower #2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530	DOCKET NUMBER	:	011760540
	CONTROL NUMBER	:	K014974
	EFFECTIVE DATE	:	06/22/2001
	REFERENCE	:	0093
	PRINT DATE	:	06/23/2001
	FORM NUMBER	:	611

KILPATRICK STOCKTON

TAMMY D. THOMAS

#2800,1100 P’TREE ST.

ATLANTA, GA 303094530

CERTIFICATE OF NAME CHANGE AMENDMENT

I, Cathy Cox, the Secretary of State and the Corporations Commissioner of the State of Georgia, do hereby certify under the seal of my office that

EQUIFAX E-BANKING SOLUTIONS, INC.

A DOMESTIC PROFIT CORPORATION

has filed articles of amendment in the Office of the Secretary of State changing its name to

CERTEGY E-BANKING SERVICES, INC.

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

STATE OF GEORGIA [SEAL]
Cathy Cox
Secretary of State

ARTICLES OF AMENDMENT

OF

EQUIFAX E-BANKING SOLUTIONS, INC.

Pursuant to the provisions of O.C.G.A. Section 14-2-1001, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.

The name of the Corporation is Equifax E-Banking Solutions, Inc. The Corporation was incorporated on August 8, 1990 and assigned Control Number K014974.

2.

Resolutions approving the amendment to change the name of the Corporation from Equifax E-Banking Solutions, Inc. to Certegy E-Banking Services, Inc. were duly adopted by written consent of the Board of Directors of the Corporation on June 21, 2001, without shareholder action. Pursuant to O.C.G.A. Section 14-2-1002, shareholder action with respect to the amendment was not required.

3.

The name of the Corporation is hereby changed from Equifax E-Banking Solutions, Inc. to Certegy E-Banking Services, Inc.

4.

The Articles of Incorporation of the Corporation are amended by deleting Article I in its entirety and inserting in lieu thereof the following Article I:

“I.

The name of the Corporation is:

Certegy E-Banking Services, Inc.”

5.

Pursuant to O.C.G.A. Section 14-2-1006.1, the Corporation has complied with all requirements for publication of a notice of change of corporate name and payment there for has been made.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed by its duly authorized officer this 21st day of June, 2001.

Equifax E-Banking Soiutions, lnc. hereafter to be known as Certegy E-Banking Big Services, Inc.

By:
Kent E. Mast, Vice President, General
Counsel and Secretary

SECRETARY OF STATE
01 JUN 23 AM 11:44
CORPORATIONS DIVISION

SECRETARY OF STATE
01 JUN 22 AM 9:54
CORPORATIONS DIVISION

Secretary of State	DOCKET NUMBER	:	K90490390
Corporations Division	CONTROL NUMBER	:	K014974
315 West Tower	EFFECTIVE DATE	:	02/18/1999
#2 Martin Luther King, Jr. Dr.	REFERENCE	:	0045
Atlanta, Georgia 30334-1530	PRINT DATE	:	02/18/1999
	FORM NUMBER	:	611

JOAN A. MARTIN

EQUIFAX INC.

1600 PEACHTREE ST., N.W.

ATLANTA, GA 30309

CERTIFICATE OF NAME CHANGE AMENDMENT

I, Cathy Cox, the Secretary of State and the Corporations Commissioner of the State of Georgia, do hereby certify under the seal of my office that

GOLDLEAF TECHNOLOGIES, INC.

A DOMESTIC PROFIT CORPORATION

has filed articles of amendment in the Office of the Secretary of State changing its name to

EQUIFAX E-BANKING SOLUTIONS, INC.

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

STATE OF GEORGIA [SEAL]	Cathy Cox Secretary of State

ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION

OF

GOLDLEAF TECHNOLOGIES, INC.

Pursuant to the provisions of Section 14-2-1006 of the Georgia Business Corporation Code (the “Code”), the undersigned corporation adopts the following Amendment to its Articles of Incorporation:

1.	The name of the corporation is Goldleaf Technologies, Inc.

2.	The Articles of Incorporation of the Corporation are hereby amended by deleting Article I thereof in its entirety and substituting therefor a new Article I to read as follows:

“The name of the corporation is:

Equifax E-Banking Solutions, Inc.”

3.	The above amendment was adopted on February 17, 1999.

4.	The above amendment was duly adopted and approved by the Board of Directors of the Corporation without shareholder action. In accordance with the provisions of Section 14-2-1002(6) of the Code, shareholder action was not required.

IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has executed this amendment on behalf of the Corporation, this 18th day of February, 1999.

GOLDLEAF TECHNOLOGIES, INC.

By:
Name:Joan A. Martin
Title: Assistant Secretary

CERTIFICATE VERIFYING REQUEST FOR PUBLICATION

The undersigned, an authorized officer of Goldleaf Technologies, Inc., verifies that the request for publication of a notice of intent to file the Articles of Amendment to the Articles of Incorporation of Goldleaf Technologies, Inc., and payment therefor, are being made as required by subsection (b) of O.C.G.A. §14-2-1006.1.

By:
Name: Joan A. Martin
Title: Assistant Secretary

Secretary of State Business Services and Regulation Suite 306, West Tower 2 Martin Luther King Jr. Dr. Atlanta, Georgia 30334	CHARTER NUMBER	:	9014974 DP
	COUNTY	:	LOWNDES
	DATE INCORPORATED	:	08/08/90
	EXAMINER	:	SANDRA SNOW
	TELEPHONE	:	656-2811

REQUESTED BY:

POWELL GOLDSTEIN/A.M. KARABON

35 BROAD ST. NW

ATLANTA GEORGIA 30335

CERTIFICATE OF INCORPORATION

I, MAX CLELAND, Secretary of State and the Corporations Commissioner of the State of Georgia do hereby certify, under the seal of my office, that

“GOLDLEAF TECHNOLOGIES, INC. ”

has been duly incorporated under the laws of the State of Georgia on the date set forth above, by the filing of articles of incorporation in the office of the Secretary of State and the fees there- for paid, as provided by law, and that attached hereto is a true copy of said articles of incorporation.

WITNESS, my hand and official seal, in the City of Atlanta and the State of Georgia on the date set forth below.

DATE: AUGUST 13, 1990

FORM A1 (JULY 1989)

MAX CLELAND SECRETARY OF STATE

STATE OF GEORGIA [SEAL]

SECURITIES	CEMETERIES	CORPORATIONS	CORPORATIONS HOT-LINE
656-2894	656-3079	656-2817	404-656-2222

GOLDLEAF TECHNOLOGIES, INC.

ARTICLES OF INCORPORATION

I.

The name of the Corporation is:

GOLDLEAF TECHNOLOGIES, INC.

II.

The Corporation shall have authority to issue One Hundred Thousand (100,000) shares of stock.

III.

The initial registered office of the Corporation shall be at 110 Main Street, Post Office Box 608, Hahira, Georgia 31632 in Lowndes County. The initial registered agent of the Corporation at such address shall be Paul W. Johnson.

IV.

The name and address of the incorporator is:

Anthony M. Karabon

Powell, Goldstein, Frazer & Murphy

1100 C & S National Bank Building

35 Broad Street, N.W.

Atlanta, Georgia 30335

AUG 14 1980

V.

The mailing address of the initial principal office of the Corporation is 110 Main Street, Post Office Box 608, Hahira, Georgia 31632.

VI.

The initial Board of Directors shall consist of three (3) members who shall be and whose addresses are:

Bobby G. Wetherington

Route 1, Box 4

Hahira, Georgia 31632

David L. Peterson

305 Barfield Street

Hahira, Georgia 31632

Paul W. Johnson

Route 3, Box 2296

Hahira, Georgia 31632

VII.

No director shall have any personal liability to the Corporation or to its shareholders for monetary damages for breach of duty of care or other duty as a director, by reason of any act or omission occurring subsequent to the date when this provision becomes effective, except that this provision shall not eliminate or limit the liability of a director for (a) any appropriation, in violation of the director’s duties, of any business opportunity of the Corporation; (b) acts or omissions which involve intentional misconduct or a knowing violation of law; (c) liabilities of a director imposed by Section 14-2-832 of the Georgia Business Corporation Code; or (d) any transaction from which the director derived an improper material tangible personal benefit.

VIII.

Any action required by law or by the Bylaws of the Corporation to be taken at a meeting of the shareholders of the Corporation, and any action which may be taken at a meeting of the shareholders, may be taken without a meeting if a written consent, setting forth the action so taken, shall be signed by persons entitled to vote at a meeting those shares having sufficient voting power to cast not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted. Notice of such action without a meeting by less than unanimous written consent shall be given within ten (10) days of the taking of such action to those shareholders of record on the date when the written consent is first executed and whose shares were not represented on the written consent.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation.

ANTHONY M. KARABON
Incorporator

CERTIFICATE OF INCORPORATOR REGARDING

REQUEST FOR PUBLICATION OF

NOTICE OF INTENT TO INCORPORATE

The undersigned incorporator of Goldleaf Technologies, Inc., a corporation to be formed pursuant to the Georgia Business Corporation Code, hereby certifies that the request for publication of a notice of intent to file the Articles of Incorporation of Goldleaf Technologies, Inc., and payment therefor, have been made as required by Section 14-2-201.l (b) of the Georgia Business Corporation Code.

This 8th day of August, 1990.

Anthony M. Karabon,
Incorporator

MAX CLELAND
Secretary of State
State of Georgia

A100

Eff. 7/1/89
J. F. GULLION
Director

## ARTICLES OF INCORPORATION DATA ENTRY FORM FOR GEORGIA CORPORATIONS

I Filing Date 8/8/90 Code: Docket Number:
Assigned Exam Amount: $ By: ZL
Charter Number 4014974 Completed: 8/13/90

DO NOT WRITE ABOVE THIS LINE – SOS USE ONLY

*NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE THE REMAINDER OF THIS FORM.*

II Corporate Name GOLDLEAF TECHNOLOGIES, INC.
Mailing Address 110 Main Street, P. O. Box 608
City Hahira County: Lowndes State: Georgia Zip Code: 31632

III Fees Submitted By: Powell, Goldstein, Frazer & Murphy
Amount Enclosed: $ 70.00 Check Number: 43575

IV Incorporator Anthony M. Karabon
Address c/o Powell, Goldstein, Frazer & Murphy 1100 C & S National Bank Building, 35 Broad St., N.W.
City Atlanta State: Georgia Zip Code: 30335
Incorporator
Address
City State: Zip Code:

V Registered Agent/Office Paul M. Johnson
Address 110 Main Street, P.O. Box 608
City Hahira County: Lowndes State: Georgia Zip Code: 31632

| VI ARTICLES OF INCORPORATION FILING CHECK-OFF LIST | Applicant | Examiner |
|---|---|---|
| 1. Original and one conformed copy of Articles of Incorporation | X | |
| 2. Corporate name verification number 902185-5 | X | |
| 3. Authorized shares stated | X | |
| 4. Incorporator's signature | X | |
| 5. Post effective date, if applicable | | |
| 6. Number of pages attached | | |

VII Applicant/Attorney Anthony M. Karabon Telephone: (404) 572-6904
Address c/o Powell, Goldstein, Frazer & Murphy 1100 C & S National Bank Building, 35 Broad St., N.W.
City Atlanta State: Georgia Zip Code: 30335

**NOTICE: Attach original and one copy of the Articles of Incorporation and the Secretary of State filing fee ($60.00). Mail or deliver to the above address. This form does not replace the Articles of Incorporation.**

**I understand that the information on this form will be used in the Secretary of State Corporate database. I certify that a notice of Intent to Incorporate and a publishing fee of $40.00 has been mailed or delivered to an authorized newspaper, as required by law.**

Signed: Anthony M. Karabon Date: 8-8-90